                                                                    EXHIBIT 28.1

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Sep-96


Deal Reference                                      93-2A            93-2B              93-2C              93-2D
                                               --------------    --------------    ---------------    ---------------
Beginning Security Balance                     $69,121,412.45    $77,129,660.00    $135,018,897.88    $100,266,998.76
  Loans Repurchased                                       -                 -                  -                  -
  Scheduled Principal Distribution                  64,948.97         73,833.80         140,466.01         493,302.95
  Additional Principal Distribution                 11,459.45          3,084.01          33,935.06          68,222.49
  Liquidations Distribution                      1,235,021.11        746,320.10         550,453.41         441,606.78
  Accelerated Prepayments                                  -                 -                  -                  -
  Adjustments (Cash)                                       -                 -                  -                  -
  Losses/Foreclosures                                      -                 -                  -                  -
  Special Hazard Account                                   -                 -                  -                  -
                                               --------------    --------------    ---------------    ---------------
                      Ending Security Balance  $67,809,982.92    $76,306,422.09    $134,294,043.40    $ 99,263,866.54
                                               ==============    ==============    ===============    ===============
Interest Distribution:
Due Certificate Holders                           $431,070.55       $540,129.44        $827,023.37        $571,467.33
Compensating Interest                                3,981.84                -            2,366.49             671.15
Fees:
  Trustee Fee (Tx. Com. Bk.)                           777.62            964.07           1,687.74           1,253.34
  Pool Insurance Premium (PMI Mtg. Ins.)                   -                 -                  -                  -
  Pool Insurance (GE Mort. Ins.)                    16,727.38         22,136.29                 -           16,142.99
  Backup for Pool Insurance (Fin. Sec. Assur.)             -                                    -                  -
  Special Hazard Insurance
     (Commerce and Industry)                         3,283.27          2,307.50                 -                  -
  Bond Manager Fee (Capstead)                              -                 -            1,687.74           1,462.23
  Excess Compensating Interest (Capstead)                  -                 -                  -                  -
  Administrative Fee (Capstead)                      1,872.04             (0.08)          5,625.93           3,133.37
  Administrative Fee (Other)                         1,094.42                -                  -                  -
  Special Hazard Insurance (Aetna Casualty)                -                 -                  -                  -
                                               --------------    --------------    ---------------    ---------------
                                   Total Fees       23,754.73         25,407.78           9,001.41          21,991.93
Servicing Fee                                       23,207.40         24,103.04          35,329.33          28,642.95
Interest on Accelerated Prepayments                        -                 -                  -                  -
                                               --------------    --------------    ---------------    ---------------
                  Total Interest Distribution  $   482,014.52    $   589,640.26    $    873,720.60    $    622,773.36
                                               ==============    ==============    ===============    ===============

Loan Count                                                252               255                477                378

Weighted Average Pass-Through Rate                7.552838542          7.633151        7.371322442        6.847379342



Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Sep-96


Deal Reference                                     93-2E.A            93-2E.B            93-2F             93-2G
                                                --------------    ---------------    --------------   ---------------
Beginning Security Balance                      $64,317,581.46    $156,427,800.42    $88,394,066.00   $192,936,370.96
  Loans Repurchased                                        -                  -                -                  -
  Scheduled Principal Distribution                  304,186.81         157,305.53        87,174.95         202,285.03
  Additional Principal Distribution                  19,735.36          40,874.61         6,958.53          72,200.28
  Liquidations Distribution                                 -          494,891.39       862,028.90         706,274.47
  Accelerated Prepayments                                   -                  -                -                  -
  Adjustments (Cash)                                        -                  -                -                  -
  Losses/Foreclosures                                       -                  -                -                  -
  Special Hazard Account                                    -                  -                -                  -
                                                --------------    ---------------    --------------   ---------------
                      Ending Security Balance   $63,993,659.29    $155,734,728.89    $87,437,903.62   $191,955,611.18
                                                ==============    ===============    ==============   ===============
Interest Distribution:
Due Certificate Holders                         $   360,343.59    $    928,112.87    $   611,228.44   $  1,155,459.65
Compensating Interest                                       -              927.98               -            1,447.93
Fees:
  Trustee Fee (Tx. Com. Bk.)                            696.77           1,694.63          1,104.88         2,170.53
  Pool Insurance Premium (PMI Mtg. Ins.)             14,149.87          34,414.12         25,369.08                -
  Pool Insurance (GE Mort. Ins.)                            -                  -                 -                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)              -                  -                 -                 -
  Special Hazard Insurance
    (Commerce and Industr                                   -                  -                 -                 -
  Bond Manager Fee (Capstead)                           803.97           1,955.35                -           2,411.70
  Excess Compensating Interest (Capstead)                   -                  -                 -                 -
  Administrative Fee (Capstead)                       2,277.90           5,540.23              0.02          8,039.23
  Administrative Fee (Other)                                -                  -                 -                 -
  Special Hazard Insurance (Aetna Casualty)                 -                  -           2,644.42                -
                                   Total Fees        17,928.51          43,604.33         29,118.40         12,621.46
                                                --------------    ---------------    --------------   ---------------
Servicing Fee                                        18,360.84          41,872.43         28,011.73         48,667.21
Interest on Accelerated Prepayments                        -                  -                -                  -
                                                --------------    ---------------    --------------   ---------------
                  Total Interest Distribution   $   396,632.94    $  1,014,517.61    $   668,358.57   $  1,218,196.25
                                                ==============    ===============    ==============   ===============
Loan Count                                                 241                520              298                676

Weighted Average Pass-Through Rate                 6.723080971         7.12692384         6.847379         7.19558002


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Sep-96


Deal Reference                                      93-2H.1          93-2H.2           93-2I            93-2I.1
                                                 --------------   --------------   --------------    --------------
Beginning Security Balance                       $38,677,123.00   $79,219,322.73   $52,234,947.29    $55,129,610.81
  Loans Repurchased                                          -                -                -                 -
  Scheduled Principal Distribution                    38,398.05        71,520.15        53,930.64         49,784.29
  Additional Principal Distribution                    5,248.82        10,826.42         2,496.86          4,349.88
  Liquidations Distribution                                  -        783,716.62       916,482.05      1,057,542.50
  Accelerated Prepayments                                    -                -                -                 -
  Adjustments (Cash)                                         -                -           (241.16)               -
  Losses/Foreclosures                                        -                -                -                 -
  Special Hazard Account                                     -                -                -                 -
                                                 --------------   --------------   --------------    --------------
                      Ending Security Balance    $38,633,476.13   $78,353,259.54   $51,262,278.90    $54,017,934.14
                                                 ==============   ==============   ==============    ==============
Interest Distribution:
Due Certificate Holders                          $   267,164.28   $   495,887.63   $   328,292.90    $   340,513.62
Compensating Interest                                        -                -                -                 -
Fees:
  Trustee Fee (Tx. Com. Bk.)                             483.50           990.23           652.91            689.12
  Pool Insurance Premium (PMI Mtg. Ins.)                     -                -                                  -
  Pool Insurance (GE Mort. Ins.)                      11,100.35        23,290.47        14,852.11         16,208.11
  Backup for Pool Insurance (Fin. Sec. Assur.)               -                -                -                 -
  Special Hazard Insurance (Commerce and Industr             -                -                -                 -
  Bond Manager Fee (Capstead)                                -                -                -                 -
  Excess Compensating Interest (Capstead)                    -          1,529.70             0.09          3,709.51
  Administrative Fee (Capstead)                          385.79         3,300.68           389.27          2,297.07
  Administrative Fee (Other)                                 -                -                -                 -
  Special Hazard Insurance (Aetna Casualty)            1,157.12         2,053.10         1,562.67          1,428.78
                                                 --------------   --------------   --------------    --------------
                                   Total Fees         13,126.76        31,164.18        17,457.05         24,332.59
Servicing Fee                                         12,771.78        24,755.99        16,323.43         17,228.04
Interest on Accelerated Prepayments                          -                -                -                 -
                                                 --------------   --------------   --------------    --------------
                  Total Interest Distribution    $   293,062.82   $   551,807.80   $   362,073.38    $   382,074.25
                                                 ==============   ==============   ==============    ==============

Loan Count                                                  126              279              194                21
Weighted Average Pass-Through Rate                     7.503059      7.511616301         7.535318        7.41192143


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-Sep-96


Deal Reference                                        93-2I.2            1995-A             1996-A             1996-B
                                                  ---------------    ---------------    --------------     ---------------
Beginning Security Balance                         $60,627,786.25    $128,712,049.94    $90,532,742.90     $190,255,207.93
  Loans Repurchased                                           -                  -                 -                   -
  Scheduled Principal Distribution                      51,947.62         103,636.32         82,156.21          165,652.74
  Additional Principal Distribution                      6,302.59          81,050.89         69,840.83           25,391.62
  Liquidations Distribution                            813,531.51       3,093,187.92      1,328,025.49        3,114,580.38
  Accelerated Prepayments                                      -                  -                 -                   -
  Adjustments (Cash)                                           -                  -                 -                   -
  Losses/Foreclosures                                          -                  -                 -                   -
  Special Hazard Account                                       -                  -                 -             1,730.40
                                                  ---------------    ---------------    --------------     ---------------
                      Ending Security Balance      $59,756,004.53    $125,434,174.81    $89,052,720.37     $186,947,852.79
                                                  ===============    ===============    ==============     ===============
Interest Distribution:
Due Certificate Holders                            $   379,394.61    $    790,773.17    $   560,108.44     $  1,175,546.88
Compensating Interest                                          -                  -                 -                   -
Fees:
  Trustee Fee (Tx. Com. Bk.)                               757.84           1,072.60          1,131.66            2,378.19
  Pool Insurance Premium (PMI Mtg. Ins.)                17,496.16                 -                 -            51,416.47
  Pool Insurance (GE Mort. Ins.)                               -           48,267.02         26,073.43                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)           2,837.21                 -                 -             4,398.31
  Special Hazard Insurance
    (Commerce and Industr                                      -                  -                 -                   -
  Bond Manager Fee (Capstead)                                  -                  -                 -                   -
  Excess Compensating Interest (Capstead)                2,986.17           8,218.69          4,500.20           10,720.38
  Administrative Fee (Capstead)                          2,526.08           3,558.80          3,772.09            7,927.30
  Administrative Fee (Other)                                   -                  -                 -                   -
  Special Hazard Insurance (Aetna Casualty)              1,813.78           2,949.65          2,074.71            5,501.55
                                                  ---------------    ---------------    --------------     ---------------
                                   Total Fees           28,417.24          64,066.76         37,552.09           82,342.20
Servicing Fee                                           18,946.19          40,222.60         25,264.04           55,295.59
Interest on Accelerated Prepayments                            -                  -                 -                   -
                                                  ---------------    ---------------    --------------     ---------------
                  Total Interest Distribution      $   426,758.04    $    895,062.53    $   622,924.57     $  1,313,184.67
                                                  ===============    ===============    ==============     ===============

Loan Count                                                    231                546               313                 621

Weighted Average Pass-Through Rate                    7.509321388        7.372486138        7.42416618            7.414547

